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                                                            EXHIBIT 10.60


                      ELEVENTH AMENDMENT TO FIRST AMENDED
                         AND RESTATED CREDIT AGREEMENT

     This eleventh amendment to first amended and restated credit agreement ("Amendment") is made and entered into as of December 21, 1998, by and between
U. S. BANK NATIONAL ASSOCIATION, successor by merger to U. S. Bank of Washington, National Association ("U. S. Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                                R E C I T A L S:

     A. On or about April 7, 1997, U. S. Bank and Borrower entered into that certain first amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby U. S. Bank agreed to extend certain credit facilities to Borrower. U. S. Bank and Borrower have entered into ten previous amendments to the Credit Agreement.

     B. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will grant Borrower's request to (i) defer the filing of a registration statement with respect to the shares of stock of Borrower issued to U. S. Bank pursuant to the Credit Agreement and (ii) defer certain principal payments under the Equipment Loans, Term Loan I and Term Loan II.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:


ARTICLE I.  AMENDMENT; DEFINITIONS

1.1  Amendment
     ---------
     The Credit Agreement and each of the other Loan Documents are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

1.2  Definitions
     -----------
     As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.


ARTICLE II.    PAYMENT DEFERRAL

2.1  Term Loans
     ----------
     (a) Sections 3.5(b) and (c) of the Credit Agreement are hereby deleted in their entirety and Section 3.5(c) is replaced with the following:

          (c)  BORROWER SHALL PAY U. S. BANK ALL OUTSTANDING PRINCIPAL,
               ACCRUED INTEREST AND OTHER CHARGES WITH RESPECT TO TERM
               LOAN II ON THE EARLIER OF (I) APRIL 30, 1999, (II) THE DATE
               THAT R & R CAPITAL PARTNERS I, INC. CONFIRMS IN WRITING TO
               U. S. BANK THAT IT IS NO LONGER PURSUING AN EQUITY INVESTMENT
               IN BORROWER IN ACCORDANCE WITH THE PROVISIONS OF THAT CERTAIN LETTER OF UNDERSTANDING DATED OCTOBER 22, 1998, BETWEEN BORROWER AND R & R CAPITAL PARTNERS I, INC. ("LETTER OF UNDERSTANDING"), OR (III) THE DATE THAT THE TRANSACTION CONTEMPLATED BY THE LETTER OF UNDERSTANDING CLOSES.

     (b)  Renewal Term Note II executed and delivered by Borrower, delivered to
U. S. Bank and dated as of September 17, 1998, is hereby amended to reflect the extension of the maturity date of Term Loan II in accordance with Section 2.1(a) of this Amendment.

2.2  Equipment Loans
     ---------------
          Section 4.5(b) and (c) of the Credit Agreement are hereby deleted in their entirety and Section 4.5(c) is replaced with the following:

          (c) BORROWER SHALL PAY U. S. BANK ALL OUTSTANDING PRINCIPAL, ACCRUED INTEREST AND OTHER CHARGES WITH RESPECT TO EACH EQUIPMENT LOAN ON THE EARLIER OF (I) APRIL 30, 1999, (II) THE DATE THAT R & R CAPITAL PARTNERS I, INC. CONFIRMS IN WRITING TO U. S. BANK THAT IT IS NO LONGER PURSUING AN EQUITY INVESTMENT IN BORROWER IN ACCORDANCE WITH THE PROVISIONS OF THE LETTER OF UNDERSTANDING, OR (III) THE DATE THAT THE TRANSACTION CONTEMPLATED BY THE LETTER OF UNDERSTANDING CLOSES.


ARTICLE III.   REGISTRATION OF SHARES

     The first sentence of Section 7.2(a) of the Third Amendment to First Amended and Restated Credit Agreement dated January 15, 1998, is hereby deleted in its entirety and replaced with the following:

          BORROWER SHALL TAKE ALL STEPS TO COMPLETE AND FILE A REGISTRATION STATEMENT FOR THE REGISTRATION OF THE SHARES ON OR BEFORE APRIL 30, 1999, AND SHALL USE ITS BEST EFFORTS TO CAUSE THE REGISTRATION TO BECOME EFFECTIVE AS SOON AFTER THE FILING OF THE REGISTRATION STATEMENT AS POSSIBLE.


ARTICLE IV.  CONDITIONS PRECEDENT

     The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to U. S. Bank's satisfaction:

     (a) U. S. Bank shall have received this Amendment, duly executed and delivered by Borrower, H.S.C., Inc., Sungold Eyewear, Inc. and Private Eyes Sunglass Corporation.

     (b)  There shall not exist any Default or Event of Default.

     (c) All representations and warranties of Borrower contained in the Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment.

     (d) U. S. Bank shall have received a certified resolution of the board of directors of Borrower and each of the undersigned guarantors in a form acceptable to U. S. Bank.


ARTICLE V.  GENERAL PROVISIONS

5.1  Representations and Warranties
     ------------------------------
     Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment and after having given effect to any waivers and modifications to definitions set forth in this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

5.2  Security
     --------
     All Loan Documents evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to U. S. Bank.

5.3  Guaranties
     ----------
     The parties hereto agree that the Guaranties shall remain in full force and effect and continue to guarantee the repayment of the Loans to U. S. Bank as set forth in such Guaranties.

5.4  Payment of Expenses
     -------------------
     Borrower shall pay on demand all costs and expenses of U. S. Bank incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment and the exhibits hereto, including, without limitation, attorneys' fees incurred by U. S. Bank.

5.5  Survival of Credit Agreement
     ----------------------------
     The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower's obligations under the Credit Agreement have been satisfied in full.

5.6  Release of Claims
     -----------------
     IN CONSIDERATION FOR U. S. BANK'S AGREEMENT TO ENTER INTO THIS AMENDMENT, BORROWER, H.S.C., INC., SUNGOLD EYEWEAR, INC., AND PRIVATE EYES SUNGLASS CORPORATION EACH HEREBY RELEASES AND FOREVER DISCHARGES U. S. BANK, ITS PREDECESSORS AND SUCCESSORS-IN-INTEREST, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, LIABILITIES, CHARGES, ACTIONS, LOSSES, CAUSES OF ACTION, COSTS, EXPENSES, COMPENSATION, AND SUITS OF ANY KIND, PAST, PRESENT OR FUTURE, ARISING FROM OR ALLEGED TO ARISE FROM THEIR BUSINESS RELATIONSHIP, INCLUDING THE RELATIONSHIP PROVIDED FOR IN THE CREDIT AGREEMENT THROUGH THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN. THIS RELEASE IS INTENDED TO BE COMPLETE AND COMPREHENSIVE WITH RESPECT TO ALL SUCH CLAIMS. THIS RELEASE OF CLAIMS HAS BEEN COMPLETELY READ AND FULLY UNDERSTOOD AND VOLUNTARILY ACCEPTED FOR THE PURPOSE OF MAKING A FULL AND FINAL COMPROMISE AND SETTLEMENT WITH RESPECT TO ALL CLAIMS, DISPUTED OR OTHERWISE.

5.7  Counterparts
     ------------
     This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

5.8  Statutory Notice
     ----------------
     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


     IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                                        GARGOYLES, INC., a Washington
                                        corporation

                                        By:  /s/  Leo Rosenberger
                                             ---------------------------------
                                             Title:  CEO and CFO


                                        U. S. BANK NATIONAL ASSOCIATION

                                        By:  /s/ David C. Larsen
                                             ---------------------------------
                                             David C. Larsen, Vice President

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Each of the undersigned Guarantors hereby (i) reaffirms its Guaranty and its
Security Agreement, (ii) agrees that its Guaranty guarantees the repayment of the Loans, as amended herein, (iii) agrees that its respective Security Agreement and related collateral documents secures the payment and performance of the Secured Obligations described in such Security Agreement, (iv) acknowledges that its obligations pursuant to its Guaranty and Security Agreement are enforceable without defense, offset, or counterclaim, and (v) agrees to the release of claims set forth in Section 5.6 of this Amendment.


                                        H.S.C., Inc., a Washington corporation

                                        By:  /s/ Leo Rosenberger
                                             ---------------------------------
                                             Title:  President and CFO


                                        SUNGOLD EYEWEAR, INC., a Washington
                                        corporation

                                        By:  /s/ Leo Rosenberger
                                             ---------------------------------
                                             Title:  CEO and CFO


                                        PRIVATE EYES SUNGLASS CORPORATION,
                                        a Washington corporation

                                        By:  /s/ Leo Rosenberger
                                             ---------------------------------
                                             Title:  President and CFO